Exhibit 10.11

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration Nos. 333-139716, 333-127097 and 333-101979) and on Form F-3 (Registration No. 333-122236) of our report dated March 28, 2007, with respect to the consolidated financial statements of TTI Team Telecom International Ltd., included in this Annual Report on Form 20-F for the year ended December 31, 2006.

Yours Truly, /s/ KOST FORER GABBAY & KASIERER

March 28, 2007 Tel-Aviv, Israel	KOST FORER GABBAY & KASIERER A Member of Ernst & Young Global